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                                STATE OF DELAWARE                 EXHIBIT 3.25.1

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

FORMATION OF "BOOTH ACQUISITION, LLC", FILED IN THIS OFFICE ON THE NINETEENTH

DAY OF APRIL, A.D. 2000, AT 4:30 O'CLOCK P.M.









                                 /s/ Edward J. Freel
                                 -----------------------------------------------
                                 Edward J. Freel, Secretary of State

                                 AUTHENTICATION:                    0394634

                                 DATE:                              04-20-00

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                            CERTIFICATE OF FORMATION

                                       OF

                             BOOTH ACQUISITION, LLC


1.       The name of the limited liability company is Booth Acquisition, LLC.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Booth Acquisition, LLC on April 19, 2000.





                                           /s/ Sonji Sanders
                                           -------------------------------------
                                           Sonji Sanders, Organizer

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                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

                  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF

DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE

CERTIFICATE OF AMENDMENT OF "BOOTH ACQUISITION, LLC", CHANGING ITS NAME FROM

"BOOTH ACQUISITION, LLC" TO "CARL F. BOOTH & CO., LLC", FILED IN THIS OFFICE ON

THE TWELFTH DAY OF MAY, A.D. 2000, AT 4:30 O'CLOCK P.M.









                                      /s/ Edward J. Freel
                                      ------------------------------------------
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:                 0437025

                                      DATE:                          05-15-00

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                            CERTIFICATE OF AMENDMENT

                                       OF

                             BOOTH ACQUISITION, LLC


1.       The name of the limited liability company is Booth Acquisition, LLC.

2.       The Certificate of Formation of the limited liability company is hereby amended as follows:

         (a).   Section 1 is deleted in its entirety and replaced with the following:

                1.    The name of the limited liability company is Carl F. Booth

                      & Co., LLC.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of

Amendment of Booth Acquisition, LLC as of May 11, 2000.



                                  /s/ Stephen A. Silverman
                                  ----------------------------------------------
                                  Stephen A. Silverman, Assistant Secretary

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